Exhibit 10(z)(2)

IMPORTANT NOTE: THIS IS CLAIMS MADE COVERAGE. PLEASE READ THIS
POLICY CAREFULLY.

THIS POLICY, SUBJECT TO THE DECLARATIONS, INSURING AGREEMENTS, TERMS, CONDITIONS, LIMITATIONS AND AMENDMENTS, APPLIES ONLY TO CLAIM OR CLAIMS THAT ARE FIRST MADE AGAINST THE INSURED AND REPORTED TO THE INSURER DURING THE POLICY PERIOD OR DISCOVERY PERIOD (IF APPLICABLE).

THE LIMIT OF LIABILITY AVAILABLE TO PAY JUDGMENTS OR SETTLEMENTS
SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED FOR
DEFENSE COSTS, CHARGES AND EXPENSES. THE RETENTION(S) APPLY(IES)
TO DEFENSE COSTS, CHARGES AND EXPENSES

                        ST. PAUL MERCURY
                       INSURANCE COMPANY

       EXCESS DIRECTORS AND OFFICERS LIABILITY AND CORPORATE
                     INDEMNIFICATION POLICY

DECLARATIONS                          St. Paul, Minnesota 55102
                                      A Capital Stock Company
                                      Herein Called the Insurer

Policy No.: 0512CM0014

Item 1. Named Insured: The Directors and Officers of Richardson
Electronics, Ltd.

Item 2. Address (No., Street, City, State and Zip Code):40W267
Keslinger Road LaFox, IL 60147

Item 3. Policy Period: From: 5/31/98  To: 5/31/99(12:01 A.M.
Standard time at the address stated in Item 2).

Item 4.Limit of Liability: $15,000,000 each Policy Period in excess of Item 7(E). The limit of liability available to pay judgments or settlements shall be reduced and may be exhausted by amounts incurred for legal defense costs, charges and expense.

Item 5. Retentions (Applicable to Section 2(B)(2)):

$250,000     Corporate Indemnification Each Loss
$0           Each Insured Each Loss
$0           Aggregate All Insureds Each Loss


Item 6. Premium: $ 61,000

Item 7. Schedule of Underlying Insurer(s):

1.Underlying Insurer: Federated Insurance Company
2.Policy Number: 8125-64-60F
3.Policy Period: From: 5/31/98   To: 5/31/99
4.Limit of Liability: $15,000,000
5.Retentions:
$250,000      Corporate Indemnification Each Loss
$0            Each Insured Each Loss
$0            Aggregate All Insureds Each Loss

Total amount of Underlying Limit of Liability $15,000,000 and any retentions or deductibles as applicable under the policy(ies) as stated in this Item 7.

Item 8. Subject to the Terms, Conditions and Limitations of this policy as hereinafter provided, this policy follows the form of:

Insurer's Name: Federated Insurance Company
Policy Number: 8125-64-60F

Item 9. Forms Attached
1) St. Paul Mercury Insurance Company Policy, Form #50408
2) Endorsements one through four
3) St. Paul Mercury Insurance Company Renewal Application,
   Form #50264

INSURING CLAUSE

In consideration of the payment of the premium, in reliance upon the statements made to the Insurer by application including its attachments, a copy of which is attached to and forms a part of this policy, and any material submitted therewith (which shall be retained on file by the Insurer and to be deemed attached hereto), and except as hereinafter otherwise provided or amended, this policy is subject to the same Insuring Agreement(s), Terms, Conditions and Limitations as provided by the policy stated in
Item 8 of the Declarations and any amendments thereto, provided:

A. 1. the Insurer has received prior written notice from the Insured(s) of any amendments to the policy stated in Item 8 of the Declarations, and

   2. the Insurer has given to the Insured(s) its written consent to any amendments to the policy stated in Item 8 of the Declarations, and

   3. the Insured has paid any required additional premium.

B. This policy is not subject to the same premium or the amount and Limit of Liability of the policy stated in Item 8 of the Declarations.

TERMS, CONDITIONS AND LIMITATIONS

Section 1. UNDERLYING INSURANCE

A. It is a condition precedent to the Insured(s) rights under this policy that the Insured(s) notify the Insurer, as soon as practicable in writing, of a failure to maintain in full force and effect, except as provided for under Section 2(B), and without alteration of any Terms, Conditions, Limit of Liability or Retentions, any of the underlying insurance policies as stated in Item 7 of the Declarations.

B. Failure to maintain, as set forth above, any of the underlying insurance: policies as stated in Item 7 of the Declarations, except as provided for under Section 2(B), shall not invalidate this policy, but the liability of the Insurer for loss under this policy shall apply only to the same extent it would have been liable had the underlying insurance policies been maintained as set forth above. In no event shall the Insurer be liable to pay loss under this policy until the total amount of the Underlying Limit of Liability, as stated in Item 7(E) of the Declarations, has been paid solely by reason of the payment of loss.

Section 2. LIMIT OF LIABILITY

A. The Insurer shall only be liable to make payment under this policy after the total amount of the Underlying Limit of Liability as stated in Item 7(E) of the Declarations has been paid solely by reason of payment of loss.

B. In the event of the reduction or exhaustion of the total amount of the Underlying Limit of Liability as stated in Item
7(E) of the Declarations solely by reason of the payment of loss, this policy shall:

     1. in the event of such reduction pay excess of the reduced amount of the Underlying Limit of Liability but not to exceed the amount stated in Item 4 of the Declarations, or

     2. in the event of exhaustion continue in force provided always that this policy shall only pay the excess over the Retention amount stated in Item 5 of the Declarations as respects each and every loss hereunder, but not to exceed the amount stated in Item 4 of the Declarations.

C. The Insurers' liability for loss subject to paragraphs (A) and
(B) above shall be the amount in Item 4 of the Declarations which shall be the maximum liability of the Insurer in the Policy Period stated in Item 3 of the Declarations. The Limit of Liability of the Insurer for the Discovery Period, if elected, shall be part of, and not in addition to, the Limit of Liability as stated in Item 4 of the Declarations.

Section 3. LOSS PROVISIONS

The Insured(s) shall as a condition precedent to the right to be indemnified under this policy give to the Insurer notice in writing, as soon as practicable and during the Policy Period or during the Discovery Period, if effective, of any claim made against the Insured(s).

Section 4. NOTICE

Notice hereunder shall be given to St. Paul Mercury Insurance
Company, 385 Washington Street, St. Paul, MN 55102.

Section 5. CANCELLATION

This policy may be cancelled by the Corporation at any time by mailing written notice to the Insurer at the address shown in
Section 4 stating when thereafter such cancellation shall be effective or by surrender of this policy to the Insurer or its authorized agent. This policy may also be cancelled by or on behalf of the Insurer by delivering to the Corporation or by mailing to the Corporation by registered, certified, or other first class mail, at the Corporation's address as shown in Item 2 of the Declarations, written notice stating when, not less than sixty (60) days thereafter, the cancellation shall be effective. The mailing of such notice as aforesaid shall be sufficient proof of notice. The Policy Period terminates at the date and hour specified in such notice, or at the date and time of surrender.

If the period of limitation relating to the giving of notice is prohibited or made void by law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

Section 6. DISCOVERY PERIOD

If the Insurer shall cancel or refuse to renew (refusal to renew is hereafter referred to as non-renewal) this policy, the Corporation or the Insureds shall have the right, upon payment to the additional premium of 75% of the premium hereunder, to an extension of the cover granted by this policy to report any claim or claims in accordance with Section 3, which claim or claims are made against the Insureds during the period of twelve (12) months after the effective date of cancellation or non-renewal, herein called the Discovery Period, but only for any Wrongful Act committed before the effective date of such cancellation or non-renewal and otherwise covered by this policy.

This right shall terminate, however, unless the Corporation of the Insureds provide written notice of such election together with the payment of the additional premium due and this is received by the Insurer at the address shown in Section 4 within ten (10) days after the effective date of cancellation or non-renewal.

Discovery Period wherever used in this policy shall also mean optional extension period or extended reporting period as defined by the policy stated in Item 8 of the Declarations.

The offer by the Insurer of renewal terms, conditions, limits of liability and/or premiums different from those of the expiring policy shall not constitute non-renewal.

The provisions of this Section 6 and the rights granted herein to the Corporation or the Insureds shall not apply to any cancellation resulting from non-payment of premium.

SECTION 7. NUCLEAR ENERGY LIABILITY EXCLUSION

It is agreed that:

A. This policy does not apply:

   1. Under any Liability Coverage, to bodily injury or property damage

        a. with respect to which an Insured under this policy is also an Insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Underwriters or Nuclear Insurance Association of Canada, or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; or

        b. resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the Insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or an agency thereof, under any agreement entered into by the United States of America, or any agency thereof with any person or organization.

   2. Under any Medical Payments coverage, or under any Supplementary Payments provision relating to first aid, to expenses incurred with respects to bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

   3. Under any Liability Coverage, to bodily injury or property damage resulting from the hazardous of nuclear material, if

      a. the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of an Insured or
      (2) has been discharged or dispersed therefrom;
       b. the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an Insured, or
       c. the bodily injury or property damage arises out of the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to property damage to such nuclear facility and any property thereat.

B. As used in this exclusion:

   "hazardous properties" include radioactive, toxic or explosive properties;

   "nuclear material" means source material, special nuclear material or by-pro duct material;

   "source material," "special nuclear material," and by-product material have the meanings given them in the Atomic Energy
    Act of 1954 or in any law amendatory thereof;

   "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

   "waste means any waste material (1) containing by-product material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (1)or (2) thereof;

   "nuclear facility" means

   (1) any nuclear reactor,

   (2) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium,
      (2)processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

   (3) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the Insured and the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

   (4) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste and includes the site on which any of the foregoing is located, and operations conducted on such site and all premises used for such operations;

"nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain critical mass of fissionable material, "property damage" includes all forms of radioactive contamination of property.

Section 8. ACTION AGAINST THE INSURER

No action shall lie against the Insurer unless, as a condition precedent thereto, there shall have been full compliance with all of the terms of this policy, not until the amount of the Corporation's obligation to pay and/or the Insured's obligation to pay have been finally determined either by judgment against the Insureds after actual trial or by written agreement of the Corporation and/or the Insureds, the claimant and the Insurer.

Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy. No person or organization shall have any right under this policy to join the Insurer as a party to any action against the Corporation and/or Insureds to determine the Insureds' liability, nor shall the Insurer be impleaded by the Corporation and/or Insureds of their legal representatives. Bankruptcy or insolvency of the Corporation or the Corporation's estate, or bankruptcy or insolvency of the Insureds' estate shall not relieve the Insurer of any of its obligations hereunder.

IN WITNESS WHEREOF, the Insurer designated on the Declarations page has caused this policy to be signed by its President and Secretary and countersigned on the Declarations page by a duly authorized representative of the Insurer.

Secretary                      President
Paul D. Zicarelli              Deufetherdale


ENDORSEMENT OR RIDER NO. 4

The following spaces preceded by an (*)need not be completed if this endorsement or rider and the Bond or Policy have the same inception date.

ATTACHED TO AND FORMING PART DATE ENDORSEMENT OR EFFECTIVE DATE
OF BOND OR POLICY NO.:  512CM0014

DATE ENDORSEMENT OR RIDER EXECUTED:  5/31/98

* EFFECTIVE DATE OF ENDORSEMENT OR RIDER:  12:01 A.M. STANDARD
TIME AS SPECIFIED IN THE BOND OR POLICY

                   REPORTED INCIDENTS EXCLUSION
                         M1117 Ed. 3-90

In consideration of the premium charged, it is hereby understood and agreed that under this policy the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Insured(s) arising from any circumstances of which notice has been given under any insurance in force prior to the inception date of this policy including any applicable discovery period.

  (If this box is x'd, the signature requested below is
required.)
ACCEPTED BY INSURED   By:                  Title:

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Bond or Policy, other than as above stated.

                          ST. PAUL MERCURY INSURANCE COMPANY
                          In Witness Hereof the company has
                          caused this endorsement to be signed by
                          a duly authorized representative of the
                          Company.

                          By:       COPY
                               Authorized Representative

                       AGENT

ENDORSEMENT OR RIDER NO. 3

The following spaces preceded by an (*)need not be completed if this endorsement or rider and the Bond or Policy have the same inception date.

ATTACHED TO AND FORMING PART DATE ENDORSEMENT OR EFFECTIVE DATE
OF BOND OR POLICY NO.:  512CM0014

DATE ENDORSEMENT OR RIDER EXECUTED:  5/31/98

* EFFECTIVE DATE OF ENDORSEMENT OR RIDER:  12:01 A.M. STANDARD
TIME AS SPECIFIED IN THE BOND OR POLICY

                    SPECIFIC EVENT EXCLUSION
                        M1316 Ed. 12/92

In consideration of the premium charged, it is hereby understood and agreed that under this policy the Insurer shall not be liable to make any payment for Loss in connection with any claim or claims made against the Insured(s) based upon, arising out of or attributable to or in any way involving the

1. Panache Broadcasting of Pennsylvania, Inc. v. Richardson
Electronics, Ltd.; Varian Associates, Inc.; and Varian Supply
Company ( Case No. 90 C 6400); or

2. A contract to supply tubes to the United States Government which was completed in 1989 as described in Note K -Litigation on page 23 of the Richardson Electronics, Ltd. 1994 Annual Report;
or

3. Arius, Inc. v. Richardson Electronics, Ltd., Flint Cooper,
William Alexander, Kevin Dutton (case number Cl. 95-202 in the
Circuit Court of the Ninth Judicial Circuit in and for Orange
County, Florida)

 (If this box is x'd, the signature requested below is
required.)
ACCEPTED BY INSURED   By:                 Title:

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Bond or Policy, other than as above stated.

                          ST. PAUL MERCURY INSURANCE COMPANY
                          In Witness Hereof the company has
                          caused this endorsement to be signed by
                          a duly authorized representative of the
                          Company.

                          By:       COPY
                               Authorized Representative

                       AGENT

ENDORSEMENT OR RIDER NO. 2

The following spaces preceded by an (*) need not be completed if this endorsement or rider and the Bond or Policy have the same inception date.

ATTACHED TO AND FORMING PART DATE ENDORSEMENT OR EFFECTIVE DATE
OF BOND OR POLICY NO.:  512CM0014

DATE ENDORSEMENT OR RIDER EXECUTED:  5/31/98

* EFFECTIVE DATE OF ENDORSEMENT OR RIDER:  12:01 A.M. STANDARD
TIME AS SPECIFIED IN THE BOND OR POLICY

             PRIOR AND PENDING LITIGATION EXCLUSION
                          M1150 Ed. 3-90

In consideration of the premium charged, it is hereby understood and agreed that the Insurer shall not be liable to make any payment for loss in connection with any claim or claims made against the Insured(s) arising from any prior or pending litigation as of 5-31-90, as well as all future claims or litigation based upon the pending or prior litigation or derived from the same or essentially the same facts (actual or alleged) that gave rise to the prior or pending litigation.

 (If this box is x'd, the signature requested below is
required.)
ACCEPTED BY INSURED   By:                 Title:

Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Bond or Policy, other than as above stated.

                          ST. PAUL MERCURY INSURANCE COMPANY
                          In Witness Hereof the company has
                          caused this endorsement to be signed by
                          a duly authorized representative of the
                          Company.

                          By:       COPY
                               Authorized Representative

                       AGENT
ENDORSEMENT I

The following spaces preceded by an asterisk (*) need not be completed if this endorsement and the policy have the same inception date.

ATTACHED TO AND FORMING PART OF POLICY NO.: 512CM0014

* EFFECTIVE DATE OF ENDORSEMENT OR RIDER: 5/31/98

* ISSUED TO: RICHARDSON ELECTRONICS

                 ILLINOIS AMENDATORY ENDORSEMENT
                         M 1137 Ed. 6-90

In Consideration of the premium charged, it is hereby understood and agreed that:

1. The first paragraph under Section 5. CANCELLATION is and substituted with the following:

This policy may be cancelled by the Corporation at any time by mailing written notice the Insurer at the address shown in
Section 4 stating when thereafter such cancellation shall be effective or by surrender of this policy to the Insurer or its authorized agent. This policy may also be cancelled by or on behalf of the Insurer by mailing to the Corporation, by registered, certified or other first class mail, at the last mailing adress known to the Insurer, written notice stating when, not less than sixty (60) days thereafter, the cancellation shall be effective. All such notices shall contain the specific reason(s) for cancellation. If this policy has been in effect, for more than sixty (60) days the cancellation must be for one of the following reasons:

     A. Nonpayment of premium;
     B. Misrepresentation or fraud made by or with the knowledge of the Corporation or Insureds in obtaining the policy or in pursuing a claim under the policy;
     C. A violation by any Insured of any of the terms and conditions of the policy;
     D. A substantial increase in the risk originally assumed;
     E. Loss of reinsurance by the Insurer which provided coverage to the insurer for a significant amount of the underlying risk insured. Certification of the loss of reinsurance must be given to the Director of Insurance.
     F. A determination by the Director of Insurance that the continuation of the policy would place the Insurer in violation of the insurance law of the State of Illinois.

Nothing herein contained shall be hold to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned policy, other than as above stated.

                               In Witness Whereof, the Company
                               has caused this endorsement to
*Agency Name and Address       be signed by a duly authorized
                               representative of the Company

                                          COPY
                               Authorized Representative

                               AGENT

ENDORSEMENT 1

The following spaces preceded by an asterisk (*) need not be completed if this endorsement and the policy have the same inception date.

ATTACHED TO AND FORMING PART OF POLICY NO.: 512CM0014

* EFFECTIVE DATE OF ENDORSEMENT OR RIDER: 5/31/98

* ISSUED TO: RICHARDSON ELECTRONICS

It is further agreed that this policy may be non renewed by or on behalf of the Insurer by mailing written notice to the Corporation, by registered, certified, or other first class mail, at the last mailing address known to the Insurer. All such notices shall contain the specific reason(s) for non renewal. It is further agreed that non renewal of this policy will be effective sixty (60) days after receipt of the Insured of written notice from the Insurer of its desire to non renew this policy, or at the time and date set forth in the notice of non renewal, provided sixty (60) day notice has been given the Corporation prior to said date.

2. It is further understood and agreed that Section 6. DISCOVERY
PERIOD is hereby deleted in its entirety and replaced with the following:

If the Insurer or the Insured(s) shall cancel or refuse to renew (refusal to renew is hereafter referred to as non-renewal) this policy, the Corporation or the Insured(s)shall have the right, upon payment of the a additional premium of seventy five percent (75%) of the expiring annual premium hereunder to report any claim or claims in accordance with Section 3, which claim or claims are made against the Insured(s) during the period of twelve (12) months after the effective date of cancellation or non-renewal, herein called the Discovery Period, but only for any Wrongful Act committed before the effective date of such cancellation or non-renewal and otherwise covered by this policy.

This right shall terminate, however, unless the Corporation or the Insured(s) provide written notice of such election together with the additional premium due and this is received by the Insurer at the address shown in Section 4 within thirty (30)days after the effective date of cancellation or non-renewal.

The additional premium for the Discovery Period shall be fully earned at the inception of the Discovery Period. The Discovery
Period is not cancellable.

Nothing herein contained shall be hold to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned policy, other than as above stated.

                               In Witness Whereof, the Company
                               has caused this endorsement to by
*Agency Name and Address       a duly be signed authorized
                               representative of the Company

                                          COPY
                               Authorized Representative

                               AGENT